EXHIBIT NO. 3:   Restated Articles of Incorporation

FORM 7

Canada Business Corporations Act

RESTATED ARTICLES OF INCORPORATION
(Section 180 CBCA)

1.                  NAME OF CORPORATION:

The name of the Corporation is:

ALCAN INC.
No. 310145-2

2.                  REGISTERED OFFICE:

The registered office of the Corporation is situated in the City of Montreal, in the Province of Quebec, Canada.

3.         CAPITAL:

The class of shares and, where applicable, the maximum number of shares that the Corporation is authorized to issue are set out below and the rights, privileges, restrictions and conditions attaching to each class of shares of the Corporation are set out in Schedule 1 annexed hereto:

            A.         An unlimited number of Preference Shares without nominal or par value, issuable in series [See Schedule 1, Part A], of which:

i)          the third series consists of 4,200,000 Floating Rate Cumulative Redeemable Preference, Series C, 1984 Issue [See Schedule 1, Part A.1];

ii)         the fifth series consists of 1,500,000 Floating Rate Cumulative Redeemable  Preference Shares, Series C, 1985 Issue [See Schedule 1, Part A.2];

iii)       the seventh series consists of 3,000,000 Cumulative Redeemable Preference Shares, Series E [See Schedule 1, Part A.3];

B.                 An unlimited number of Common Shares without nominal or par value [See Schedule 1, Part B].

4.                  RESTRICTIONS ON SHARE TRANSFERS:

There are no restrictions on the transfer of shares of the Corporation.

5.         NUMBER OF DIRECTORS:

The number of Directors of the Corporation shall be a minimum of nine and a maximum of 20.

The Directors may appoint one or more additional Directors (above the number elected at the previous Annual Meeting) who shall hold office for a term expiring not later than the close of the next Annual Meeting provided that the total number of Directors so appointed may not exceed one-third of the number of Directors elected at the said previous Annual Meeting.

6.         RESTRICTIONS ON BUSINESS:

            There are no restrictions on the business that the Corporation may carry.

7.                  OTHER:

Without the consent given by way of special resolution of the holders of the Common Shares, there shall not be created or issued any series of Preference Shares to which are attached voting rights other than voting rights arising only in the event of non-payment of dividends thereon.

Meetings of Shareholders shall be held at such place within Canada as the Directors of the Corporation may determine, or outside of Canada, if so determined by the Directors, in New York City, United States of America, in London, England, or in Zurich, Switzerland.

The foregoing Restated Articles of Incorporation correctly set out, without substantive change, the corresponding provisions of the previous Articles of Amalgamation dated January 1, 1995, as amended, and supersede the said previous Articles of Amalgamation.

Dated this 12th day of September 2002	/s/ Roy Millington Roy Millington
Corporate Secretary

SCHEDULE 1

The rights, privileges, restrictions and conditions attaching to the Preference Shares without nominal or par value, issuable in series; and Common Shares without nominal or par value shall be as set out in this schedule.

PART A

An unlimited number of Preference Shares without nominal or par value, issuable in series

Provisions of Preference Shares as a class

The Preference Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

(a)  The Preference Shares may be issued at any time or from time to time in one or more series, each series consisting of such number of shares and having such preferred, deferred or other special rights, restrictions, conditions, limitations or designations attaching thereto including, without limiting the generality of the foregoing, such rates, amounts or methods of calculation of cumulative preferred dividends, redemption price, conversion rights (if any), sinking or purchase fund (if any), retraction provisions (if any), voting rights, and provisions for the amendment of such rights, restrictions, conditions, limitations or designations (the whole subject to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class) as shall be prescribed from time to time before issuance by any resolution providing for the issue of the Preference Shares of any series which may be passed by the Directors of the Corporation.

(b)  The rights, privileges, restrictions and conditions attaching to the Preference Shares shall be subject and subordinate to those attaching to the First Preferred Shares and to the Second Preferred Shares, but only to the extent that they may conflict therewith.

(c)  The Preference Shares of each series shall rank pari passu with the Preference Shares of every other series and shall be entitled to preference over the Common Shares and over any other shares ranking junior to the Preference Shares with respect to payment of dividends or distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

(d)  Subject to the provisions of paragraph (b) hereof, the holders of the Preference Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Directors of the Corporation, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative, preferential, cash dividends at such rates, in such amounts or by such methods of calculation, in such currencies and payable at such intervals as shall have been prescribed for each series. Such dividends shall accrue from such date as may in the case of each series be determined by the Directors of the Corporation, or in case no date be so determined, then from the date of issue thereof. Cheques of the Corporation, payable at par at any branch in Canada or the United States of America of a bank from time to time selected by the Directors of the Corporation shall be issued in respect of such dividends (less any taxes required to be deducted) and payment thereof shall satisfy such dividends. A dividend that is represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which it was declared to be payable shall be forfeited to the Corporation. With respect to each series of Preference Shares, dividends shall be paid to the registered holders appearing on the register at the close of business on such a day preceding the day fixed for the payment of dividends as may be determined from time to time by the Directors of the Corporation.

(e)  Subject to the provisions of the Canada Business Corporation Act as from time to time amended ("Act"), the provisions of paragraph (b) hereof and the provisions relating to any particular series, the Corporation may at any time or from time to time, at its option, purchase (if obtainable) for cancellation out of capital or otherwise pursuant to the Act, the whole or any part of the Preference Shares or any one or more series outstanding from time to time in the open market (including purchase through or from any investment dealer or firm holding membership on a recognized stock exchange), by invitation for tenders addressed to all holders of record of the series of Preference Shares proposed to be purchased or by private contract at the lowest price or prices at which, in the opinion of the Treasurer or an assistant Treasurer of the Corporation, such shares are obtainable but not exceeding the price at which such shares could be redeemed at the time of purchase or, if not then callable for redemption, on the date of their first becoming redeemable, together with an amount equal to all dividends, if any, accrued thereon up to the date of purchase and then remaining unpaid, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if they were accruing from day to day up to the date of purchase) plus costs of purchase. If upon any invitation for tenders, more Preference Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is then prepared to purchase, the Corporation will accept, to the extent required, the tenders submitted at the lowest price and then, if and to the extent required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, the shares tendered at that price shall be purchased as nearly as possible pro rata (disregarding fractions) according to the number of Preference Shares so tendered by each holder thereof. From and after the date of purchase the Preference Shares so purchased shall be cancelled and shall not be reissued.

(f)   Subject to the provisions of the Act, the provisions of paragraph (b) hereof and the provisions relating to any particular series, the Corporation may, upon giving notice as hereinafter provided, redeem out of capital or otherwise pursuant to the Act at any time the whole or from time to time any part of the then outstanding Preference Shares of any series at such redemption price as shall have been prescribed for such series, together with an amount equal to all dividends, if any, accrued thereon up to the date fixed for redemption and then remaining unpaid, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if they were accruing from day to day up to and including the date fixed for redemption). In case a part only of the Preference Shares of any series is to be redeemed, the shares of such series to be redeemed shall be selected by lot in such manner as the Directors of the Corporation may determine or if the Directors so determine, may be redeemed pro rata disregarding fractions and the Directors may make such adjustments as may be necessary to avoid redemption of fractional parts of shares. In the case of any redemption of Preference Shares, notice in writing of such redemption of such number of days as shall have been prescribed for each series and failing such prescription of not less than 90 days shall be given by mailing such notice to each registered holder who at the time of the mailing is a registered holder of Preference Shares to be redeemed, at his address as it appears on the books of the Corporation, or in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price, the place or places at which the redemption price is to be paid and the date on which redemption is to take place, and, if part only of the Preference Shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or before the date so fixed for redemption, the Corporation shall deposit the redemption price of the Preference Shares to be redeemed in the bank or trust company specified in the notice of redemption, to be paid without interest to or to the order of the respective holders of such Preference Shares upon presentation and surrender to such bank or trust company of the certificates representing the same. Provided such deposit shall have been made, such Preference Shares so called for redemption shall on the date fixed for redemption be deemed to be redeemed, shall cease to be entitled to dividends and the holders thereof shall cease to be entitled to exercise any of the rights of shareholders in respect thereof. If the redemption price shall not be deposited as aforesaid, the rights of the holders of the Preference Shares so called for redemption shall remain unaffected. From and after the date fixed for redemption, the Preference Shares so redeemed shall be deemed cancelled and shall not be reissued.

(g)  Except as set forth in paragraph (h) and subject to the provisions relating to any particular series, the holders of Preference Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

(h)  The provisions contained in paragraphs (a) to (g) and in this paragraph (h) may be repealed or amended in whole or in part but only with the approval of the holders of the Preference Shares, except that without such approval the Directors of the Corporation may change the designation of the Preference Shares or any series thereof. The approval of the holders of the Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Preference Shares or by resolution passed or by‑law sanctioned at a meeting of holders of Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Preference Shares are present or represented by proxy and carried by not less than two‑thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two‑thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Preference Shares referred to above.

If the repeal or amendment of the provisions hereinbefore contained affects the rights of the holders of Preference Shares of any series in a manner different from that in or to which the rights of the holders of Preference Shares of any other series are affected, then such repeal or amendment shall, in addition, be approved by the holders of the Preference Shares of such series so affected, and the provisions of this paragraph (h) shall apply, mutatis mutandis, with respect to the giving of such approval.

Any meeting of the holders of the outstanding Preference Shares may be held at any time and for any purpose, without notice, if all holders of Preference Shares entitled to vote at the meeting waive notice of the meeting in writing. For the purpose of waiver of notice, the words "in writing" shall, without limitation, include the sending of a telegram, telex, cable or any other form of written communication by a shareholder. Any holder of Preference Shares may waive notice of any meeting either before or after the meeting is held.

Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non‑receipt of any notice by, any holder of Preference Shares, shall not invalidate any action taken at any meeting.

At any meeting of the holders of Preference Shares, without distinction as to series, each holder shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him, whether such issue price is in Canadian or United States currency. At any meeting of the holders of Preference Shares of any particular series, each holder shall be entitled to one vote in respect of each Preference Share of such series held by him.

The formalities to be observed with respect to the giving notice of any meeting of holders of Preference Shares and the conduct thereof shall be those from time to time prescribed in the by‑laws of the Corporation with respect to meetings of shareholders.

PART A.1

Provisions of the third series of Preference Shares consisting of 4,200,000 Floating Rate Cumulative Redeemable Preference Shares, Series C, 1984 Issue (hereinafter referred to as "Series C Preference Shares")

The Series C Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The Series C Preference Shares willhave an issue price of $25.00 each.

2. Dividends

2.1  The holders of Series C Preference Shares will be entitled to receive a quarterly cumulative preferential cash dividend, as and when declared by the Board of Directors of the Corporation, on the 20th day of February, May, August and November in each year ("Dividend Payment Dates") in an amount per share determined by applying to the $25.00 issue price per share one‑quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made. The record date for the payment of dividends willbe the 5th day of February, May, August and November or any other day, chosen by the Board of Directors, which is not more than 30 days preceding the Dividend Payment Date.

The initial dividend will be payable on November 20, 1984 to holders of record on November 5, 1984 in an amount per share determined by applying to $25.00 the Annual Dividend Rate applicable to the period from the date of issue to September 30, 1984 multiplied by the number of days following the date of issue through November 20, 1984, all divided by 365.

"Annual Dividend Rate" applicable to a Quarter is the greater of (i) 72% of Canadian Prime and (ii) the lesser of 7.5% and Canadian Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October. "Quarter" shall also mean the period from the date of issue to September 30, 1984.

"Canadian Prime" for a Quarter is the average of the Prime Interest Rates in effect on each day of that Quarter.

"Prime Interest Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto‑Dominion Bank as reference rates then in effect for determining interest rates on Canadian dollar commercial loans in Canada. In the event that for any reason one of the said banks does not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for such bank for such Quarter shall be the Prime Interest Rate of the other bank. In the event that both of the said banks do not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for that Quarter shall be equal to 1.65% per annum plus the average during such Quarter of the average yields at weekly tender on 91‑day Government of Canada Treasury Bills as reported by the Bank of Canada.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than a Dividend Payment Date, the amount of such dividend shall be determined by applying to $25.00 the Annual Dividend Rate applicable to the Quarter preceding the reference date multiplied by the number of days following the Dividend Payment Date preceding the reference date through the reference date, all divided by 365.

2.2  In these provisions, "accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day‑to‑day basis from the date of issue to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

3. Redemption

The Series C Preference Shares shall not be redeemable on or before December 31, 1987, but thereafter shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the following redemption prices in Canadian currency for each share to be redeemed:

If redeemed in the 12 months ending                  Redemption Price

December 31, 1988..................................................$26.50
December 31, 1989..................................................$26.20
December 31, 1990..................................................$25.90
December 31, 1991..................................................$25.60
December 31, 1992..................................................$25.30
and thereafter ............................................................$25.00

together in each case with an amount equal to all accrued and unpaid dividends to the date fixed for redemption. In case a part only of the Series C Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series C Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series C Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the Series C Preference Shares shall have been declared and paid or set apart for payment, (i) issue additional series of Preference Shares and (ii) create additional series of First Preferred Shares or Second Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares or the Series B Second Preferred Shares or Series C Second Preferred Shares, as the case may be, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989 except, with respect to the additional Second Preferred Shares, in the circumstances referred to in paragraph 5 of the provisions relating to the Series B and C Second Preferred Shares.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1  So long as any of the Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series C Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any subsidiary to make any Investment in, or permit to exist any extended Short‑Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the Series C Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

(i)   $350,000,000 in United States currency plus (or minus in the case of a deficit),

(ii)   the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

(iii)  the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the net amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the Series C Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1, all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its Subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30‑day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns, together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint‑stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

5.2   So long as any of the Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series C Preference Shares given as hereinafter specified:

(a)  pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the Series C Preference Shares with respect to payment of dividends or return of capital, or

(b)  retire for value any shares of the Corporation ranking junior to the Series C Preference Shares with respect to payment of dividends or return of capital, or

(c)  except in connection with the exercise ofthe retraction privilege attaching thereto. retire less than all the Series C Preference Shares,

unless all dividends then payable on the Series C Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1   The holders of the Series C Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the Series C Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series C Preference Shares remain in arrears, the holders of the Series C Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2   Notwithstanding anything contained in the by‑laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series C Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one‑tenth of the outstanding Series C Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of Series A Preference Shares.

6.3   Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one‑tenth of the outstanding Series C Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2shall apply with respect to the calling of any such meeting.

6.4   Notwithstanding anything contained in the by‑laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding‑up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of the Series C Preference Shares shall be entitled to receive (i) the sum of $25.00 in Canadian currency per share together with all accrued and unpaid dividends up to and including the date of distribution, and (ii) if such liquidation, dissolution, winding‑up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the Series C Preference Shares if they had been called for redemption by the Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series C Preference Shares. After payment to the holders of the Series C Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the Series C Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series C Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series C Preference Share into a Preference Share of another series.

9. Approvals

9.1  The approval of the holders of the Series C Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Series C Preference Shares or by resolution passed or by‑law sanctioned at a meeting of holders of Series C Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series C Preference Shares are present or represented by proxy and carried by not less than two‑thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series C Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of Series C Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two‑thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series C Preference Shares referred to above.

9.2  Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non‑receipt of any notice by, any holder of Series C Preference Shares, shall not invalidate any action taken at any meeting.

9.3  The formalities to be observed with respect to the giving of notice of any meeting of holders of Series C Preference Shares and the conduct thereof shall be those from time to time prescribed in the by‑laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the Series C Preference Shares to the holders thereof shall be given by posting the same in a postage‑paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series C Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

PART A.2

Provisions of the fifth series of Preference Shares consisting of 1,500,000 Floating Rate Cumulative Redeemable Preference Shares, Series C, 1985 Issue (hereinafter referred to as "1985 Series C Preference Shares").

The 1985 Series C Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The 1985 Series C Preference Shares will have an issue price of $25.00 each.

2. Dividends

2.1  The holders of 1985 Series C Preference Shares will be entitled to receive a quarterly cumulative preferential cash dividend, as and when declared by the Board of Directors of the Corporation, on the 20th day of February, May, August and November in each year ("Dividend Payment Dates") in an amount per share determined by applying to the $25.00 issue price per share one‑quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made. The record date for the payment of dividends will be the 5th day of February, May, August and November or any other day, chosen by the Board of Directors, which is not more than 30 days preceding the Dividend Payment Date.

The initial dividend will be payable on August 20, 1985 to holders of record on August 5, 1985 and will accrue from May 20, 1985.

"Annual Dividend Rate" applicable to a Quarter is the greater of (i) 72% of Canadian Prime and (ii) the lesser of 7.5% and Canadian Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October.

"Canadian Prime" for a Quarter is the average of the Prime Interest Rates in effect on each day of that Quarter.

"Prime Interest Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto‑Dominion Bank as reference rates then in effect for determining interest rates on Canadian dollar commercial loans in Canada. In the event that for any reason one of the said banks does not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for such bank for such Quarter shall be the Prime Interest Rate of the other bank. In the event that both of the said banks do not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for that Quarter shall be equal to 1.65% per annum plus the average during such Quarter of the average yields at weekly tender on 91‑day Government of Canada Treasury Bills as reported by the Bank of Canada.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than a Dividend Payment Date, the amount of such dividend shall be determined by applying to $25.00 the Annual Dividend Rate applicable to the Quarter preceding the reference date multiplied by the number of days following the Dividend Payment Date preceding the reference date through the reference date, all divided by 365.

2.2  In these provisions, "accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day‑to‑day basis from May 20, 1985 to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

3. Redemption

The 1985 Series C Preference Shares shall not be redeemable before December 31, 1987, but thereafter shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the following redemption prices in United States currency for each share to be redeemed:

Redeemed in the 12 months ending                       Redemption Price

December 31, 1988.................................................$26.50
December 31, 1989.................................................$26.20
December 31, 1990.................................................$25.90
December 31, 1991.................................................$25.60
December 31, 1992.................................................$25.30
and thereafter ...........................................................$25.00

together in each case with an amount equal to all accrued and unpaid dividends to the date fixed for redemption. In case a part only of the 1985 Series C Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the 1985 Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series C Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the 1985 Series C Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the 1985 Series C Preference Shares shall have been declared and paid or set apart for payment, (i) issue additional series of Preference Shares and (ii) create additional series of First Preferred Shares or Second Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares or the Series B Second Preferred Shares or Series C Second Preferred Shares, as the case may be, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989 except, with respect to the additional Second Preferred Shares, in the circumstances referred to in paragraph 5 of the provisions relating to the Series B and C Second Preferred Shares.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1  So long as any of the 1985 Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series C Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any subsidiary to make any investment in, or permit to exist any Extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the 1985 Series C Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

(i)   $350,000,000 in United States currency plus (or minus in the case of a deficit),

(ii)   the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

(iii)  the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the 1985 Series C Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1, all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption, or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of extended Short‑Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payment of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include Extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30‑day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns, together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint‑stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

5.2  So long as any of the 1985 Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series C Preference Shares given as hereinafter specified:

(a)  pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the 1985 Series C Preference Shares with respect to payment of dividends or return of capital, or

(b)  retire for value any shares of the Corporation ranking junior to the 1985 Series C Preference Shares with respect to payment of dividends or return of capital, or

(c)  except in connection with the exercise of the retraction privilege attaching thereto, retire less than all the 1985 Series C Preference Shares,

unless all dividends then payable on the 1985 Series C Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1  The holders of the 1985 Series C Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the 1985 Series C Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the 1985 Series C Preference Shares remain in arrears, the holders of the 1985 Series C Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2  Notwithstanding anything contained in the by‑laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of 1985 Series C Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one‑tenth of the outstanding 1985 Series C Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of 1985 Series C Preference Shares.

6.3  Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one‑tenth of the outstanding 1985 Series C Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4  Notwithstanding anything contained in the by‑laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding‑up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding‑up its affairs, the holders of the 1985 Series C Preference Shares shall be entitled to receive (i) the sum of $25.00 in Canadian currency per share together with all accrued and unpaid dividends up to and including the date of distribution, and (ii) if such liquidation, dissolution, winding‑up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the 1985 Series C Preference Shares if they had been called for redemption by the Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the 1985 Series C Preference Shares. After payment to the holders of the 1985 Series C Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the 1985 Series C Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the 1985 Series C Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each 1985 Series C Preference Share into a Preference Share of another series.

9. Approvals

9.1  The approval of the holders of the 1985 Series C Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding 1985 Series C Preference Shares or by resolution passed or by‑law sanctioned at a meeting of holders of 1985 Series C Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding 1985 Series C Preference Shares are present or represented by proxy and carried by not less than two‑thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding 1985 Series C Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of 1985 Series C Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two‑thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the 1985 Series C Preference Shares referred to above.

9.2  Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non‑receipt of any notice by, any holder of 1985 Series C Preference Shares, shall not invalidate any action taken at any meeting.

9.3  The formalities to be observed with respect to the giving of notice of any meeting of holders of 1985 Series C Preference Shares and the conduct thereof shall be those from time to time prescribed in the by‑laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the 1985 Series C Preference Shares to the holders thereof shall be given by posting the same in a postage‑paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of 1985 Series C Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

PART A.3

Provisions of the seventh series of Preference Shares consisting of 3,000,000 Cumulative Redeemable Preference Shares, Series E (hereinafter referred to as "Series E Preference Shares")

The Series E Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The Series E Preference Shares will have an issue price of $25.00 each.

2. Dividends

The holders of the Series E Preference Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the Board of Directors of the Corporation, cumulative preferential cash dividends which shall be as follows:

(i)  An initial dividend in respect of the period from and including the date of issue of the Series E Preference Shares to but excluding January 31, 1987 (the "Initial Dividend Period"), payable on January 31, 1987 in an amount per Series E Preference Share equal to the amount obtained when $2.16 is multiplied by the number of days in the Initial Dividend Period, all divided by 365;

(ii)Fixed quarterly dividends in an amount per share equal to $0.54 ($2.16 per annum) payable on the last day of each of the months of January, April, July and October in each year (the "Dividend Payment Dates") the first such dividend being paid on the Dividend Payment Date of April 30, 1987 and the last such dividend being paid on the Dividend Payment Date of October 31, 1991; and

(iii)       Quarterly dividends, the first of which shall be payable on the Dividend Payment Date of January 31, 1992, each in an amount per Series E Preference Share determined by applying to the $25.00 issue price per share one‑quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made.

The record date for the payment of dividends will be the 15th day of January, April, July and October or any other day chosen by the Board of Directors which is not more than 30 days preceding the Dividend Payment Date.

"Annual Dividend Rate" applicable to a Quarter is 75% of Canadian Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October.

"Canadian Prime" for a Quarter is the average of the Prime Interest Rates in effect on each day of that Quarter.

"Prime Interest Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto‑Dominion Bank as reference rates then in effect for determining interest rates on Canadian dollar commercial loans in Canada. In the event that for any reason one of the said banks does not have a Prime Interest Rate in effect during all of a Quarter then the Prime Interest Rate for such bank for such Quarter shall be the Prime Interest Rate of the other bank. In the event that both of the said banks do not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for that Quarter shall be equal to 1.65% per annum plus the average during such Quarter of the average yields at weekly tender on 91‑day Government of Canada Treasury Bills as reported by the Bank of Canada.

In the case where a dividend is payable for a period that ends on a date other than a Dividend Payment Date, a dividend ("Short Dividend") shall be paid in an amount per Series E Preference Share determined by applying to $25.00:

(iv)  8.64%, in the case of dividends payable prior to October 31, 1991, or

(v)   the Annual Dividend Rate applicable to the Quarter preceding such date,

multiplied by the number of days from and including the Dividend Payment Date preceding such date to and excluding such date, all divided by 365.

The portion of the amount payable to a holder of a Series E Preference Share on a redemption or purchase for cancellation thereof, or on the liquidation, dissolution or winding‑up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding‑up its affairs, equal to all accrued and unpaid dividends thereon up to and excluding the date of such redemption, purchase, liquidation, dissolution, winding‑up or other distribution of assets ("Specified Date") shall consist of:

(vi)  the accrued and unpaid initial dividend thereon, if any payable pursuant to (i) above and all accrued and unpaid quarterly dividends thereon, if any, payable pursuant to paragraphs (ii) and (iii) above, plus

(vii)if the Specified Date is other than a Dividend Payment Date, an amount equal to the Short Dividend that would be payable thereon.

3. Redemption

The Series E Preference Shares shall not be redeemable prior to October 31, 1991, however on or after that date such shares shall be redeemable at the option of the Corporation on at least 30days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment for each share held of an amount of $25.00 per share together with all accrued and unpaid dividends thereon up to and excluding the date of such redemption (which for such purpose shall be calculated as provided in paragraph 2 hereof). In case a part only of the Series E Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the Series E Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series E Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series E Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the Series E Preference Shares shall have been declared and paid or set apart for payment:

(i)   issue additional series of Preference Shares; and

(ii)   create additional series of First Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975Series Preferred Shares, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1  So long as any of the Series E Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series E Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any Subsidiary to make any Investment in, or permit to exist any Extended Short‑Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the Series E Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

(i)   $350,000,000 in United States currency plus (or minus in the case of a deficit),

(ii)   the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135days prior to the Computation Date, plus

(iii)  the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the Series E Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1 all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption, or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of Extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extend any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include Extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30‑day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint‑stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

5.2  So long as any of the Series E Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series E Preference Shares given as hereinafter specified:

(i)   pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the Series E Preference Shares with respect to payment of dividends or return of capital, or

(ii)   retire for value any shares of the Corporation ranking junior to the Series E Preference Shares with respect to payment of dividends or return of capital, or

(iii)  retire less than all the Series E Preference Shares,

unless all dividends then payable on the Series E Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1  The holders of the Series E Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the Series E Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series E Preference Shares remain in arrears, the holders of the Series E Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2  Notwithstanding anything contained in the by‑laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series E Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one‑tenth of the outstanding Series E Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of Series E Preference Shares.

6.3  Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one‑tenth of the outstanding Series E Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4  Notwithstanding anything contained in the by‑laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding‑up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding‑up its affairs, the holders of the Series E Preference Shares shall be entitled to receive the sum of $25.00 per share together with all accrued and unpaid dividends thereon up to and excluding the date of distribution, (which for such purpose shall be calculated as provided in paragraph 2 hereof) before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series E Preference Shares. After payment to the holders of the Series E Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the Series E Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series E Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series E Preference Share into a Preference Share of another series.

9. Approvals

9.1  The approval of the holders of the Series E Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Series E Preference Shares or by resolution passed or by‑law sanctioned at a meeting of holders of Series E Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series E Preference Shares are present or represented by proxy and carried by not less than two‑thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series E Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Series E Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two‑thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series E Preference Shares referred to above.

9.2  Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non‑receipt of any notice by, any holder of Series E Preference Shares, shall not invalidate any action taken at any meeting.

9.3  The formalities to be observed with respect to the giving of notice of any meeting of holders of Series E Preference Shares and the conduct thereof shall be those from time to time prescribed in the by‑laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the Series E Preference Shares to the holders thereof shall be given by posting the same in a postage‑paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series E Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

PART B

An unlimited number of Common Shares without nominal or par value

The Common Shares shall be subject to the prior rights, privileges, restrictions and conditions attached to the Preferred Shares and the Preference Shares and the holders of the Common Shares shall, amongst other things, be entitled:

(a)     to vote at all meetings of Shareholders of the Corporation except meetings at which only holders of other classes of shares are entitled to vote; and

(b)     to receive the remaining property of the Corporation upon dissolution.